UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2008

VISTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-9025	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7961 Shaffer Parkway, Suite 5, Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 981-1185

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On May 21, 2008, Vista Gold Corp. issued a press release furnished herewith as Exhibit 99.1.

Item 8.01               Other Events.

On May 21, 2008, Vista Gold Corp. (“Vista” or the “Company”) issued a press release in which it reported on the status of the Change of Land Use Permit for the Paredones Amarillos Project in Baja California Sur (“BCS”), Mexico (as described in Vista’s press releases dated April 30 and May 8, 2008).  During the past week, Vista has held a number of meetings with staff from the National Office for the Coordination of Mines in the Department of Economy, Environmental and Natural Resource Service (SEMARNAT) and the National Commission for Natural Protected Areas (CONANP), the Governor of BCS, and various state officials.  Based on discussions with government staff and officials at these meetings and advice from Vista’s advisors, management is confident that the outstanding issues relating to the status of the Change of Land Use Permit will be resolved favorably over the next few months.  Assuming favorable results from the definitive feasibility study and completion of project financing, construction of the Paredones Amarillos Project is currently planned to start before the end of 2008, with first gold production planned to commence before the end of 2009.

Vista reported that in these meetings the Secretary of SEMARNAT indicated that he supported the earlier opinion issued by the BCS office of SEMARNAT that the Change of Land Use Permit issued in 1997 had expired.  However, the Secretary also indicated that he recognized the importance of the Project and would commit his department to promptly process an application for a new Change of Land Use Permit. The application requires a number of prerequisite steps which Vista is undertaking with the cooperation of the National Office for the Coordination of Mines, and the payment of a fee (based on the size of the area affected by the Project) which Vista intends to make.  Vista’s legal counsel in Mexico remains of the view that the original permit is valid and has advised Vista to proceed with a judicial appeal of the opinion issued by the BCS office of SEMARNAT to preserve certain legal rights, but has also recommended that a new application is likely to be the most expeditious way to obtain the necessary approvals.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1            Press Release of Vista Gold Corp. dated May 21, 2008

This filing contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as timing, receipt and status of required land use, environmental and other permits for the Paredones Amarillos Project and anticipated timing for starting and completion of drilling and testing programs at the Paredones Amarillos Project; plans to confirm the validity of the Change of Land Use Permit for the Paredones Amarillos

Project and timing for confirmation of the status of this permit; progress, scheduling and the performance and results of feasibility studies including the ongoing bankable feasibility study for the Paredones Amarillos Project; potential funding requirements and sources of capital; anticipated timing of commencement of construction and commencement of production at the Paredones Amarillos Project; Vista’s future business strategy, competitive strengths, goals, operations, plans, potential project development, future share price and valuation, future gold prices, Vista’s potential status as a producer, and other such matters are forward-looking statements.  When used in this press release, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, risks relating to delays and incurrence of additional costs in connection with the feasibility study underway at our Paredones Amarillos Project including uncertainty relating to timing and receipt for required governmental permits; uncertainty relating to timing and receipt for confirmation of the validity of the Change of Land Use Permit for the Paredones Amarillos Project; uncertainty of feasibility study results and preliminary assessments and of estimates on which such results are based; risks relating to delays in commencement and completion of construction at the Paredones Amarillos Project; risks of significant cost increases; risks of shortages of equipment or supplies; risks that Vista’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty of being able to raise capital on favorable terms or at all; and external risks relating to the economy and credit markets in general; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities commissions.  Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Except as required by law, Vista assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.

	By:	/s/ Gregory G. Marlier
Gregory G. Marlier
Chief Financial Officer

Date: May 22, 2008